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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 3, 1999, in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-72469) and related Prospectus of eToys Inc. for the registration of 8,320,000 shares of its common stock.



                                          Ernst & Young LLP



Los Angeles, California
May 18, 1999